Schedule 3(c):  Short term loans as of December 31, 2002.


      Company                                                 Counterparty
---------------------------------------------------------------------------------------------------------------------------------
Affival S.A.                                                  Banque Scalbert Dupont
Aviga GmbH                                                    BI Industriebesitz und Beteiligungen Bayernwerk AG & Co. OHG
Degussa AG                                                    Deutsche Bank AG
Degussa AG                                                    Deutsche Bank AG
Degussa AG                                                    Norddeutsche Landesbank Luxembourg S.A.
Degussa Australia Pty. Ltd.                                   Citibank
Degussa Brasil Ltda.                                          Dresdner Bank Lateinamerika AG
Degussa Brasil Ltda.                                          Westdeutsche Landesbank AG
Degussa Canada Inc.                                           Royal Bank of Canada
Degussa Canada Inc.                                           Royal Bank of Canada
Degussa Chemicals Shanghai Co Ltd.                            Citibank N.A.
Degussa Chemicals Shanghai Co Ltd.                            Citibank N.A.
Degussa Corporation                                           E.ON North America Inc.
Degussa Corporation                                           FIDELIA Corp.
Degussa Corporation                                           FIDELIA Corp.
Degussa Corporation                                           FIDELIA Corp.
Degussa Corporation                                           FIDELIA Corp.
Degussa Corporation                                           FIDELIA Corp.
Degussa Korea Ltd.                                            Deutsche Bank AG
Degussa Texturant Systems Japan KK                            Bank of Tokyo, Ltd.
Degussa Texturant Systems Japan KK                            Sanwa Bank, Ltd.
Degussa Texturant Systems Malaysia Sdn Bhd                    Bumiputra Commerce Bank
Degussa Texturant Systems Poland                              Citibank
Degussa Texturant Systems Poland                              Citibank
Degussa UK Holdings Limited                                   Inspec Share Holders
Deutschbau Immobilien Dienstleistungen GmbH (DID)             DKB Deutsche Kreditbank AG
E.ON Aktiengesellschaft                                       ABN Amro Bank N.V.
E.ON Aktiengesellschaft                                       ABN Amro Bank N.V.
E.ON Aktiengesellschaft                                       Barclays Bank Plc
E.ON Aktiengesellschaft                                       Banque Generale de Luxembourg
E.ON Aktiengesellschaft                                       Bayerische Landesbank GZ
E.ON Aktiengesellschaft                                       Citibank International plc
E.ON Aktiengesellschaft                                       Citibank International plc
E.ON Aktiengesellschaft                                       Citibank International plc
E.ON Aktiengesellschaft                                       Commerzbank AG
E.ON Aktiengesellschaft                                       Deutsche Bank AG
E.ON Aktiengesellschaft                                       Deutsche Bank AG
E.ON Aktiengesellschaft                                       Dresdner Bank AG
E.ON Aktiengesellschaft                                       Dresdner Bank AG
E.ON Aktiengesellschaft                                       Dresdner Bank AG
E.ON Aktiengesellschaft                                       Dresdner Bank AG
E.ON Aktiengesellschaft                                       Dresdner Bank AG
E.ON Aktiengesellschaft                                       Goldman Sachs International Limited
E.ON Aktiengesellschaft                                       Goldman Sachs International Limited
E.ON Aktiengesellschaft                                       Goldman Sachs International Limited
E.ON Aktiengesellschaft                                       Goldman Sachs International Limited
E.ON Aktiengesellschaft                                       Goldman Sachs International Limited
E.ON Aktiengesellschaft                                       Landesbank Hessen Thuringen
E.ON Aktiengesellschaft                                       ING-Bank
E.ON Aktiengesellschaft                                       ING-Bank
E.ON Aktiengesellschaft                                       ING-Bank
E.ON Aktiengesellschaft                                       ING-Bank
E.ON Aktiengesellschaft                                       ING-Bank
E.ON Aktiengesellschaft                                       J.P. Morgan Securities Limited
E.ON Aktiengesellschaft                                       J.P. Morgan Securities Limited
E.ON Aktiengesellschaft                                       J.P. Morgan Securities Limited
E.ON Aktiengesellschaft                                       J.P. Morgan Securities Limited
E.ON Aktiengesellschaft                                       J.P. Morgan Securities Limited
E.ON Aktiengesellschaft                                       J.P. Morgan Securities Limited
E.ON Aktiengesellschaft                                       Morgan Stanley International
E.ON Aktiengesellschaft                                       Morgan Stanley International
E.ON Aktiengesellschaft                                       Morgan Stanley International
E.ON Aktiengesellschaft                                       Morgan Stanley International
E.ON Aktiengesellschaft                                       Morgan Stanley International
E.ON Aktiengesellschaft                                       Morgan Stanley International
E.ON Aktiengesellschaft                                       Banque Paribas
E.ON Aktiengesellschaft                                       Banque Paribas
E.ON Aktiengesellschaft                                       Royal Bank of Scotland Plc
E.ON Aktiengesellschaft                                       Royal Bank of Scotland Plc
E.ON Aktiengesellschaft                                       Royal Bank of Scotland Plc
E.ON Aktiengesellschaft                                       Royal Bank of Scotland Plc
E.ON Aktiengesellschaft                                       Royal Bank of Scotland Plc
E.ON Aktiengesellschaft                                       Union Bank of Switzerland
E.ON Aktiengesellschaft                                       Union Bank of Switzerland
E.ON Aktiengesellschaft                                       Union Bank of Switzerland
E.ON Aktiengesellschaft                                       Westdeutsche Landesbank Girozentrale
Goldschmidt Industrial Chemical Corp.                         Mellon Bank N.A.
Komercni zona Rudna a.s.                                      E.ON Aktiengesellschaft
Komercni zona Rudna a.s.                                      E.ON Aktiengesellschaft
Korea Carbon Black                                            Hana Bank
Korea Carbon Black                                            Hana Bank
Korea Carbon Black                                            Korea Exchange Bank
LG&E Capital Corp.                                            Fleet Bank
LG&E Energy Corp.                                             FIDELIA Corp.
LG&E Energy Corp.                                             FIDELIA Corp.
LG&E Energy Corp.                                             FIDELIA Corp.
LG&E Energy Corp.                                             FIDELIA Corp.
LG&E Energy Corp.                                             FIDELIA Corp.
LG&E Energy Corp.                                             FIDELIA Corp.
Master Builders Technologies (Honkong) Ltd.                   Deutsche Bank Capital Markets (Asia) Limited
MBT (Philippines) Inc.                                        Deutsche Bank AG
MBT (Singapore) Pte. Ltd.                                     Development Bank of Singapore (Dbs)
MBT (Singapore) Pte. Ltd.                                     Standard Chartered Bank
MBT (Taiwan) Co. Ltd.                                         ABN Amro Bank N.V.
MBT (Vietnam) Ltd.                                            3rd parties
Nanning Only-Time Rexim Pharmaceutical Co.Ltd.                Standard Chartered Bank
Shanghai Master Builders Co.Ltd.                              3rd parties
Viterra AG                                                    E.ON Aktiengesellschaft
Viterra Energy Services Inc.                                  FIDELIA Corp.
Viterra Energy Services Inc.                                  FIDELIA Corp.
Viterra Energy Services Inc.                                  FIDELIA Corp.
Viterra Energy Services Inc.                                  FIDELIA Corp.


                                                                               Form
                                                                       transaction and PUHCA
      Company                                             ISO              authorization                      Amount [ISO]
---------------------------------------------------------------------------------------------------------------------------------
Affival S.A.                                              JPY          Short term loan - Rule 52               -125,000,000.00
Aviga GmbH                                                EUR          Short term loan - Rule 52               -351,250,000.00
Degussa AG                                                EUR          Short term loan - Rule 52                -18,074,696.11
Degussa AG                                                USD          Short term loan - Rule 52               -100,000,000.00
Degussa AG                                                USD          Short term loan - Rule 52                -50,000,000.00
Degussa Australia Pty. Ltd.                               AUD          Short term loan - Rule 52                 -8,000,000.00
Degussa Brasil Ltda.                                      BRL          Short term loan - Rule 52                -18,171,000.00
Degussa Brasil Ltda.                                      BRL          Short term loan - Rule 52                -20,000,000.00
Degussa Canada Inc.                                       CAD          Short term loan - Rule 52                -22,000,000.00
Degussa Canada Inc.                                       CAD          Short term loan - Rule 52                -51,000,000.00
Degussa Chemicals Shanghai Co Ltd.                        CNY          Short term loan - Rule 52                 -8,000,000.00
Degussa Chemicals Shanghai Co Ltd.                        CNY          Short term loan - Rule 52                 -8,500,000.00
Degussa Corporation                                       USD          Short term loan - HCAR 27539             -47,200,000.00
Degussa Corporation                                       USD          Short term loan - HCAR 27539            -230,000,000.00
Degussa Corporation                                       USD          Short term loan - HCAR 27539             -65,000,000.00
Degussa Corporation                                       USD          Short term loan - HCAR 27539             -60,000,000.00
Degussa Corporation                                       USD          Short term loan - HCAR 27539            -125,000,000.00
Degussa Corporation                                       USD          Short term loan - HCAR 27539             -35,000,000.00
Degussa Korea Ltd.                                        KRW          Short term loan - Rule 52             -1,100,000,000.00
Degussa Texturant Systems Japan KK                        JPY          Short term loan - Rule 52               -100,000,000.00
Degussa Texturant Systems Japan KK                        JPY          Short term loan - Rule 52               -100,000,000.00
Degussa Texturant Systems Malaysia Sdn Bhd                MYR          Short term loan - Rule 52                   -750,000.00
Degussa Texturant Systems Poland                          PLN          Short term loan - Rule 52                 -6,000,000.00
Degussa Texturant Systems Poland                          PLN          Short term loan - Rule 52                   -970,000.00
Degussa UK Holdings Limited                               GBP          Short term loan - Rule 52                -35,732,644.00
Deutschbau Immobilien Dienstleistungen GmbH (DID)         EUR          Short term loan - Rule 52                -23,000,000.00
E.ON Aktiengesellschaft                                   EUR          Short term loan - HCAR 27539             -14,960,371.64
E.ON Aktiengesellschaft                                   EUR          Short term loan - HCAR 27539             -99,748,329.42
E.ON Aktiengesellschaft                                   USD          Short term loan - HCAR 27539             -24,939,552.76
E.ON Aktiengesellschaft                                   EUR          Short term loan - HCAR 27539            -150,000,000.00
E.ON Aktiengesellschaft                                   EUR          Short term loan - HCAR 27539            -120,000,000.00
E.ON Aktiengesellschaft                                   CHF          Short term loan - HCAR 27539             -59,931,960.58
E.ON Aktiengesellschaft                                   GBP          Short term loan - HCAR 27539             -19,933,297.18
E.ON Aktiengesellschaft                                   EUR          Short term loan - HCAR 27539             -49,874,164.71
E.ON Aktiengesellschaft                                   EUR          Short term loan - HCAR 27539              -9,974,832.94
E.ON Aktiengesellschaft                                   USD          Short term loan - HCAR 27539              -9,987,571.02
E.ON Aktiengesellschaft                                   CHF          Short term loan - HCAR 27539             -19,989,844.05
E.ON Aktiengesellschaft                                   USD          Short term loan - HCAR 27539             -29,929,383.28
E.ON Aktiengesellschaft                                   EUR          Short term loan - HCAR 27539             -49,729,348.02
E.ON Aktiengesellschaft                                   CHF          Short term loan - HCAR 27539             -99,878,522.75
E.ON Aktiengesellschaft                                   EUR          Short term loan - HCAR 27539             -27,920,148.38
E.ON Aktiengesellschaft                                   USD          Short term loan - HCAR 27539             -99,871,831.15
E.ON Aktiengesellschaft                                   GBP          Short term loan - HCAR 27539             -29,847,312.60
E.ON Aktiengesellschaft                                   CHF          Short term loan - HCAR 27539             -69,919,437.27
E.ON Aktiengesellschaft                                   EUR          Short term loan - HCAR 27539             -49,857,407.81
E.ON Aktiengesellschaft                                   EUR          Short term loan - HCAR 27539             -99,748,329.42
E.ON Aktiengesellschaft                                   GBP          Short term loan - HCAR 27539             -29,900,451.97
E.ON Aktiengesellschaft                                   EUR          Short term loan - HCAR 27539            -150,000,000.00
E.ON Aktiengesellschaft                                   CHF          Short term loan - HCAR 27539             -16,989,758.95
E.ON Aktiengesellschaft                                   EUR          Short term loan - HCAR 27539             -49,874,164.71
E.ON Aktiengesellschaft                                   USD          Short term loan - HCAR 27539             -10,987,132.85
E.ON Aktiengesellschaft                                   EUR          Short term loan - HCAR 27539             -29,924,498.83
E.ON Aktiengesellschaft                                   EUR          Short term loan - HCAR 27539             -19,949,665.88
E.ON Aktiengesellschaft                                   GBP          Short term loan - HCAR 27539             -19,866,270.07
E.ON Aktiengesellschaft                                   USD          Short term loan - HCAR 27539             -14,963,731.66
E.ON Aktiengesellschaft                                   USD          Short term loan - HCAR 27539             -44,891,194.97
E.ON Aktiengesellschaft                                   GBP          Short term loan - HCAR 27539             -12,956,643.17
E.ON Aktiengesellschaft                                   EUR          Short term loan - HCAR 27539              -9,974,404.57
E.ON Aktiengesellschaft                                   GBP          Short term loan - HCAR 27539             -29,900,451.97
E.ON Aktiengesellschaft                                   GBP          Short term loan - HCAR 27539             -29,799,405.10
E.ON Aktiengesellschaft                                   EUR          Short term loan - HCAR 27539             -24,865,106.80
E.ON Aktiengesellschaft                                   EUR          Short term loan - HCAR 27539             -13,925,891.05
E.ON Aktiengesellschaft                                   EUR          Short term loan - HCAR 27539             -49,743,819.33
E.ON Aktiengesellschaft                                   EUR          Short term loan - HCAR 27539             -24,937,082.36
E.ON Aktiengesellschaft                                   EUR          Short term loan - HCAR 27539             -14,962,249.41
E.ON Aktiengesellschaft                                   EUR          Short term loan - HCAR 27539             -19,894,152.06
E.ON Aktiengesellschaft                                   EUR          Short term loan - HCAR 27539             -19,892,777.93
E.ON Aktiengesellschaft                                   GBP          Short term loan - HCAR 27539             -29,799,405.10
E.ON Aktiengesellschaft                                   USD          Short term loan - HCAR 27539             -14,982,067.30
E.ON Aktiengesellschaft                                   GBP          Short term loan - HCAR 27539             -34,883,860.64
E.ON Aktiengesellschaft                                   GBP          Short term loan - HCAR 27539             -24,917,043.31
E.ON Aktiengesellschaft                                   USD          Short term loan - HCAR 27539             -24,970,326.93
E.ON Aktiengesellschaft                                   EUR          Short term loan - HCAR 27539             -50,724,817.86
E.ON Aktiengesellschaft                                   EUR          Short term loan - HCAR 27539             -15,913,945.34
E.ON Aktiengesellschaft                                   USD          Short term loan - HCAR 27539             -14,963,731.66
E.ON Aktiengesellschaft                                   EUR          Short term loan - HCAR 27539              -9,974,832.94
Goldschmidt Industrial Chemical Corp.                     USD          Short term loan - Rule 52                 -1,000,000.00
Komercni zona Rudna a.s.                                  CZK          Short term loan - Rule 52               -150,000,000.00
Komercni zona Rudna a.s.                                  CZK          Short term loan - Rule 52               -170,000,000.00
Korea Carbon Black                                        KRW          Short term loan - Rule 52            -10,000,000,000.00
Korea Carbon Black                                        KRW          Short term loan - Rule 52             -1,000,000,000.00
Korea Carbon Black                                        KRW          Short term loan - Rule 52               -385,000,000.00
LG&E Capital Corp.                                        USD          Short term loan - Rule 52                 -2,500,000.00
LG&E Energy Corp.                                         USD          Short term loan - HCAR 27539            -150,000,000.00
LG&E Energy Corp.                                         USD          Short term loan - HCAR 27539             -15,000,000.00
LG&E Energy Corp.                                         USD          Short term loan - HCAR 27539             -45,000,000.00
LG&E Energy Corp.                                         USD          Short term loan - HCAR 27539             -10,000,000.00
LG&E Energy Corp.                                         USD          Short term loan - HCAR 27539             -10,000,000.00
LG&E Energy Corp.                                         USD          Short term loan - HCAR 27539             -10,000,000.00
Master Builders Technologies (Honkong) Ltd.               HKD          Short term loan - Rule 52                 -6,000,000.00
MBT (Philippines) Inc.                                    PHP          Short term loan - Rule 52                -73,708,095.00
MBT (Singapore) Pte. Ltd.                                 SGD          Short term loan - Rule 52                   -600,000.00
MBT (Singapore) Pte. Ltd.                                 SGD          Short term loan - Rule 52                 -1,500,000.00
MBT (Taiwan) Co. Ltd.                                     TWD          Short term loan - Rule 52                -53,000,000.00
MBT (Vietnam) Ltd.                                        VND          Short term loan - Rule 52            -28,250,000,000.00
Nanning Only-Time Rexim Pharmaceutical Co.Ltd.            CNY          Short term loan - Rule 52                 -8,000,000.00
Shanghai Master Builders Co.Ltd.                          CNY          Short term loan - Rule 52                -25,000,000.00
Viterra AG                                                EUR          Short term loan - HCAR 27539            -150,000,000.00
Viterra Energy Services Inc.                              USD          Short term loan - HCAR 27539              -1,500,000.00
Viterra Energy Services Inc.                              USD          Short term loan - HCAR 27539              -2,000,000.00
Viterra Energy Services Inc.                              USD          Short term loan - HCAR 27539              -5,000,000.00
Viterra Energy Services Inc.                              USD          Short term loan - HCAR 27539              -5,000,000.00


      Company                                                Amount [USD]           Contract No
-------------------------------------------------------------------------------------------------
Affival S.A.                                                 -1,048,322.20            28/25955
Aviga GmbH                                                 -366,072,750.00            0/702619
Degussa AG                                                  -18,837,448.29            28/25619
Degussa AG                                                 -100,000,000.00            28/25663
Degussa AG                                                  -50,000,000.00            28/24643
Degussa Australia Pty. Ltd.                                  -4,503,159.60            28/25916
Degussa Brasil Ltda.                                         -5,128,085.93            28/25937
Degussa Brasil Ltda.                                         -5,644,252.85            28/24357
Degussa Canada Inc.                                         -13,996,947.68           4142/4157
Degussa Canada Inc.                                         -32,447,469.63           4142/4161
Degussa Chemicals Shanghai Co Ltd.                             -965,156.39            8150/443
Degussa Chemicals Shanghai Co Ltd.                           -1,025,478.67            8150/478
Degussa Corporation                                         -47,200,000.00           4142/4159
Degussa Corporation                                        -230,000,000.00           4142/4133
Degussa Corporation                                         -65,000,000.00           4142/4134
Degussa Corporation                                         -60,000,000.00           4142/4136
Degussa Corporation                                        -125,000,000.00           4142/4151
Degussa Corporation                                         -35,000,000.00           4142/4163
Degussa Korea Ltd.                                             -918,966.58            28/25257
Degussa Texturant Systems Japan KK                             -838,657.76            8293/682
Degussa Texturant Systems Japan KK                             -838,657.76            8293/471
Degussa Texturant Systems Malaysia Sdn Bhd                     -197,112.60            8293/676
Degussa Texturant Systems Poland                             -1,563,104.61            8293/481
Degussa Texturant Systems Poland                               -252,701.91            8293/684
Degussa UK Holdings Limited                                 -57,293,171.66           4776/1264
Deutschbau Immobilien Dienstleistungen GmbH (DID)           -23,970,600.00            60025/55
E.ON Aktiengesellschaft                                     -15,591,699.32            0/208169
E.ON Aktiengesellschaft                                    -103,957,708.92            0/208220
E.ON Aktiengesellschaft                                     -24,939,552.76            0/208134
E.ON Aktiengesellschaft                                    -156,330,000.00            0/208271
E.ON Aktiengesellschaft                                    -125,064,000.00            0/208272
E.ON Aktiengesellschaft                                     -42,934,485.37            0/208117
E.ON Aktiengesellschaft                                     -31,960,742.03            0/208167
E.ON Aktiengesellschaft                                     -51,978,854.46            0/208214
E.ON Aktiengesellschaft                                     -10,395,770.89            0/208208
E.ON Aktiengesellschaft                                      -9,987,571.02            0/208164
E.ON Aktiengesellschaft                                     -14,320,467.05            0/208201
E.ON Aktiengesellschaft                                     -29,929,383.28            0/208081
E.ON Aktiengesellschaft                                     -51,827,926.51            0/208102
E.ON Aktiengesellschaft                                     -71,551,688.49            0/208138
E.ON Aktiengesellschaft                                     -29,098,378.64            0/208156
E.ON Aktiengesellschaft                                     -99,871,831.15            0/208160
E.ON Aktiengesellschaft                                     -47,856,721.83            0/208086
E.ON Aktiengesellschaft                                     -50,089,385.15            0/208132
E.ON Aktiengesellschaft                                     -51,961,390.42            0/208158
E.ON Aktiengesellschaft                                    -103,957,708.92            0/208195
E.ON Aktiengesellschaft                                     -47,941,924.68            0/208203
E.ON Aktiengesellschaft                                    -156,330,000.00            0/208273
E.ON Aktiengesellschaft                                     -12,171,244.69            0/208153
E.ON Aktiengesellschaft                                     -51,978,854.46            0/208199
E.ON Aktiengesellschaft                                     -10,987,132.85            0/208200
E.ON Aktiengesellschaft                                     -31,187,312.68            0/208202
E.ON Aktiengesellschaft                                     -20,791,541.78            0/208213
E.ON Aktiengesellschaft                                     -31,853,271.80            0/208103
E.ON Aktiengesellschaft                                     -14,963,731.66            0/208123
E.ON Aktiengesellschaft                                     -44,891,194.97            0/208127
E.ON Aktiengesellschaft                                     -20,774,482.33            0/208166
E.ON Aktiengesellschaft                                     -10,395,324.44            0/208174
E.ON Aktiengesellschaft                                     -47,941,924.68            0/208194
E.ON Aktiengesellschaft                                     -47,779,907.68            0/208093
E.ON Aktiengesellschaft                                     -25,914,414.31            0/208100
E.ON Aktiengesellschaft                                     -14,513,563.65            0/208109
E.ON Aktiengesellschaft                                     -51,843,008.51            0/208120
E.ON Aktiengesellschaft                                     -25,989,427.24            0/208197
E.ON Aktiengesellschaft                                     -15,593,656.34            0/208219
E.ON Aktiengesellschaft                                     -20,733,685.28            0/208089
E.ON Aktiengesellschaft                                     -20,732,253.16            0/208139
E.ON Aktiengesellschaft                                     -47,779,907.68            0/208099
E.ON Aktiengesellschaft                                     -14,982,067.30            0/208172
E.ON Aktiengesellschaft                                     -55,932,245.48            0/208196
E.ON Aktiengesellschaft                                     -39,951,603.90            0/208198
E.ON Aktiengesellschaft                                     -24,970,326.93            0/208218
E.ON Aktiengesellschaft                                     -52,865,405.17            0/208092
E.ON Aktiengesellschaft                                     -16,585,513.83            0/208124
E.ON Aktiengesellschaft                                     -14,963,731.66            0/208126
E.ON Aktiengesellschaft                                     -10,395,770.89            0/208204
Goldschmidt Industrial Chemical Corp.                        -1,000,000.00            8150/528
Komercni zona Rudna a.s.                                     -4,964,590.81            274/4542
Komercni zona Rudna a.s.                                     -5,626,536.25            274/4568
Korea Carbon Black                                           -8,354,241.65            28/24059
Korea Carbon Black                                             -835,424.16            28/25922
Korea Carbon Black                                             -321,638.30            28/25921
LG&E Capital Corp.                                           -2,500,000.00            5501/179
LG&E Energy Corp.                                          -150,000,000.00            5501/174
LG&E Energy Corp.                                           -15,000,000.00            5501/175
LG&E Energy Corp.                                           -45,000,000.00            5501/181
LG&E Energy Corp.                                           -10,000,000.00            5501/182
LG&E Energy Corp.                                           -10,000,000.00            5501/183
LG&E Energy Corp.                                           -10,000,000.00            5501/195
Master Builders Technologies (Honkong) Ltd.                    -769,340.55            4005/101
MBT (Philippines) Inc.                                       -1,381,778.19             4005/67
MBT (Singapore) Pte. Ltd.                                      -345,614.33             4005/99
MBT (Singapore) Pte. Ltd.                                      -864,035.81            4005/100
MBT (Taiwan) Co. Ltd.                                        -1,519,492.74            4005/103
MBT (Vietnam) Ltd.                                           -1,833,680.39             4005/79
Nanning Only-Time Rexim Pharmaceutical Co.Ltd.                 -965,156.39            28/25925
Shanghai Master Builders Co.Ltd.                             -3,016,113.72            4005/105
Viterra AG                                                 -156,330,000.00            274/4582
Viterra Energy Services Inc.                                 -1,500,000.00            274/4289
Viterra Energy Services Inc.                                 -2,000,000.00            274/4290
Viterra Energy Services Inc.                                 -5,000,000.00            274/4514
Viterra Energy Services Inc.                                 -5,000,000.00            274/4515

                        Exchange rates as per 31.12.2002
                   -------------------------------------------
                   AUD/(euro)                          1.85150
                   BRL/(euro)                          3.69296
                   CAD/(euro)                          1.63810
                   CHF/(euro)                          1.45480
                   CNY/(euro)                          8.63860
                   CZK/(euro)                         31.48900
                   GBP/(euro)                          0.65000
                   HKD/(euro)                          8.12800
                   JPY/(euro)                        124.27000
                   KRW/(euro)                      1,247.51000
                   MYR/(euro)                          3.96550
                   PHP/(euro)                         55.59400
                   PLN/(euro)                          4.00050
                   SGD/(euro)                          1.80930
                   TWD/(euro)                         36.35200
                   USD/(euro)                          1.04220
                   VND/(euro)                     16,056.31500

                            EXHIBIT F- SCHEDULE 3(d)